Business Combination	6 Months Ended
Sep. 30, 2021
Business Combination
Business Combination

3.Business Combination

On September 1, 2021, Wuxi Wangdao acquired 100% equity interest of Jisen Information, for a consideration of 2,900,000 newly issued ordinary shares from the Group. The ordinary shares were registered on September 1, 2021, valued at $1.60 per share.

The net revenue and net income of Jisen Information since the acquisition date and that were included in the Group’s consolidated statements of operations and comprehensive income/(loss) for the six months ended September 30, 2021 are $49,309 and $5,130, respectively.

The Group engaged an independent valuation firm to assist management in valuing assets acquired, liabilities assumed and intangible assets identified as of the acquisition day.

The identifiable intangible assets acquired upon acquisition were computer software copyrights, which have an estimated useful life of approximately 5 years. All other current assets and current liabilities carrying value approximated fair value at the time of acquisition. The fair value of the consideration was based on closing market price of the Company’s common share on the acquisition date.

The allocation of the purchase price is as follows:

Amount
USD
Fair value of total consideration transferred:
Equity instrument (2.9 million common shares issued)	4,640,000
Cash acquired from business combination	(50,229)
Subtotal	4,589,771
Recognized amounts of identifiable assets acquired and liability assumed:
Current assets	17,350
Intangible asset - computer software copyrights	175,854
Current liabilities	(140,581)
Deferred tax liabilities	(43,964)
Total identifiable net assets	8,659
Goodwill*	4,581,112
*	The goodwill generated from the expected synergies from the cooperation of promoting the national pilot project of Education Certificate and Several Vocational Skill Level Certificates. Jisen Information develops trading simulators, invests in cloud education curriculum system and customized data analysis platform. Jisen Information’s cloud education technology architecture system provides important complement to Company’s existing technology platform. With Jisen Information’s research and develop ability, the Company expects to lower the cost in platform construction and maintenance. Also, Jisen Information has established cooperation with five Chinese colleges and universities such as Anhui Normal University, Anhui University of Engineering and Anhui Business College. The Company gained potential customer resources from the business acquisition.

The goodwill is not deductible for tax purposes.

The business combination accounting is provisionally complete for all assets and liabilities acquired on the acquisition date and we will continue to evaluate the asset values within the 1-year timeframe as provided in the guidance.